Exhibit 10.5

                      COMMISSIONING AND TRAINING AGREEMENT
                      ------------------------------------

THIS  AGREEMENT  made  as  of  the  2  day  of  October  ,  2000.

BETWEEN:

               PLANET EARTH MANAGEMENT INC., a company duly incorporated pursuant to the laws of Yukon Territory and having its principal place of business located at 54 Mill Street West, Milverton, Ontario N0K 1M0

               (hereinafter referred to as "PEM")

                                                            OF  THE  FIRST  PART

AND:

               HAMILTON BIO CONVERSION INC., a company incorporated pursuant to the laws of Ontario, and having an office at 2380 Brampton Street, Hamilton, Ontario L8E 5V9

               (hereinafter referred to as "NEWCO")

                                                           OF  THE  SECOND  PART

WHEREAS:

A. NEWCO is the licensee of a certain technological process (and certain patents, know-how, trade secrets and trade names) relating to the digestion of biodegradable waste, which technological process is called "Thermophilic Aerobic Digestion Process for Producing Animal Nutrients and other Digested Products", and which technological process is described in patent number US 5810903 and CDN patent application, number 2184044, (such technological process together with the related trade secrets, know-how and trade names being hereinafter collectively referred to as the "Process");

B. NEWCO is licensed to utilize the Process and all digesters and supporting equipment (collectively called the "Equipment"), which digests biodegradable waste, and produces an end product which may be commercially utilized;

C. PEM has represented to NEWCO that it or its key employees possess the ability to provide Services (as hereinafter defined) for Plants (as hereinafter defined);

D. NEWCO wants PEM to provide the Services on the terms and conditions hereinafter set forth.


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NOW  THEREFORE  THIS  AGREEMENT  WITNESSETH  that in consideration of the mutual promises  as  set  out  below,  the  parties  hereto  agree  as  follows:

1.          INTERPRETATION
            --------------

1.1         Definitions.  In  this Commissioning  and Training  Agreement and in
            -----------
any schedules or amendments hereto, the following terms shall have the following meanings:


          (a) "Affiliate" when used in reference to a party to this agreement means a corporation that is the subsidiary of a party or is a fellow subsidiary of a party or is owned by the same person who owns the party;

          (b) "Effective Date of this Agreement" means the date first appearing on page one hereof;

          (c)  "Equipment" has the same meaning as in Recital B herein;

          (d) "Notice" has the same meaning as in Section 3.1 to this Commissioning and Training Agreement;

          (e) "Plant" means a digestion plant consisting of one or more pieces of the Equipment and located at 2380 Brampton Street, Hamilton, Ontario L8E 5V9;

          (f) "Process" means the technological process described in Recital A to this Commissioning and Training Agreement together with the certain patents, trade secrets, know-how and trade names referred to therein; and

          (g)  "Services"  means  the  provision  of  commissioning,   start-up,
               operator, management and administrative training for the Plant.

2.          RIGHT  TO  SUPERVISE
            --------------------

2.1          Right  to  Supervise.  NEWCO  shall  have  the  right,  at  its own
            --------------------
expense, to supervise or inspect and review the provision of Services by PEM pursuant to the terms of this Commissioning and Training Agreement.

3.          PLANT  COMMISSIONING  AND  START-UP
            -----------------------------------

3.1          Notice  to PEM.  NEWCO shall utilize the services of PEM to provide
             --------------
Plant commissioning and training and shall provide PEM with notice in writing in accordance with Article 11.6 herein that the Plant is ready for commissioning and training (the "Notice").

3.2          Covenants  of  PEM.  PEM  hereby covenants and agrees with NEWCO as
f            ------------------
ollows:


          (a) PEM shall supply the required personnel to start to commission and start-up the Plant within five (5) business days of receipt of the Notice;


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          (b)  PEM will promptly and efficiently perform all procedures required to establish the plant is ready for start-up;

          (c) PEM will promptly provide NEWCO with notice in writing of any and all identified defects or deficiencies in regard to the Plant;

          (d)  PEM  will  cooperate  fully  with  NEWCO  or  NEWCO's  agents  in
               completing   remedial  work  related  to  identified  defects  or
               deficiencies in regard to the Plant;

          (e) PEM will promptly and efficiently perform all procedures to initiate start-up of the Plant; and

          (f) PEM will supply procedural checklists and other information required under this Commissioning and Training Agreement to NEWCO on a timely basis.

4.           OPERATOR  TRAINING
             -------------------

4.1          Personnel Selection.  PEM will advise NEWCO, within 3 months of the
             -------------------
commissioning of the Plant, of all personnel required to operate the Plant and to assist in the interviewing, selecting and negotiating contracts with all personnel required to be hired by NEWCO to operate the Plant.

4.2          Personnel Training.  PEM will fully train the personnel selected to
            -------------------
operate the Plant in the detailed operation and maintenance of every system contained in the Plant.

4.3          Overseeing  of  Plant  Personnel.  PEM's  personnel shall supervise
             --------------------------------
NEWCO's personnel for a period of up to three (3) months after the commencement of operations in the Plant.

4.4          Additional  Supervision.  PEM  will  provide additional supervisory
            ------------------------
services  in  regard  to  operational  personnel.

5.          ADMINISTRATIVE  PROCEDURES  AND  TRAINING
            ------------------------------------------

5.1          Personnel  Selection.  PEM  will  advise  NEWCO  of  all  personnel
            --------------------
required to administer the Plant and its related facilities, and will assist NEWCO in the interviewing selecting and negotiating contracts with all personnel required to be hired by NEWCO to administer the Plant.


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5.2          Personnel Training.  PEM will fully train the personnel selected to
            -------------------
administer the Plant in regard to all operational maintenance and safety procedures such that after such training the personnel of NEWCO will be capable of operating and maintaining the Plant, on a basis consistent with industry standards. Plant operators will be trained in health and safety regulations that apply in the jurisdiction where the Plant is located. The training will be provided at the Plant site.

5.3          Procedure  Manual.  PEM will supply NEWCO prior to the selection of
            ------------------
personnel with a detailed manual outlining the recommended procedures to ensure proper administration of the Plant and its related facilities.

5.4          Interim Plant Manager.  PEM will at the request of NEWCO provide an
             ---------------------
interim Plant manager for a period of up to three (3) months to operate the Plant and to train a permanent Plant manager.

6.          ONGOING  MANAGEMENT  OVERVIEW
            ------------------------------

6.1          Additional  Services.  PEM agrees to provide a management oversight
            ---------------------
service to NEWCO for a period of twelve (12) months after the commencement of operations at the Plant. This service shall include, but is not limited to, the following:

          (a) bi-weekly review of quality control records for incoming and processed materials;

          (b)  trouble shooting assistance to Plant operators, as required;

          (c) monthly reviews of accounts to ensure the proper and effective operation of the accounting system;

          (d)  trouble shooting assistance to Plant administrators; and

          (e) monthly reports to NEWCO on the Plant operations which will highlight operational, administrative and financial performance of the Plant.

7.          COMPENSATION
            ------------

7.1          Compensation.  NEWCO  shall  pay  to  PEM  110%  of  PEM's  cost in
            -------------
providing any and all services pursuant to this Commissioning and Training Agreement. PEM shall invoice NEWCO on a monthly basis, which invoices shall be due and payable upon receipt by NEWCO. NEWCO agrees to pay the invoiced amounts to PEM. PEM will provide sufficient particulars including supporting invoices and logs in order to adequately support the invoices submitted to NEWCO pursuant to this Section 7.1.

8.          COVENANTS  OF  PEM
            -------------------

8.1          Conduct  of  Business.  PEM  agrees  that  it  shall  conduct  its
            ----------------------
business, and shall cause its employees to conduct themselves, in compliance with all applicable laws, rules and regulations of each jurisdiction where NEWCO carries on business and PEM shall maintain insurance in these jurisdictions against public liability, loss or damage, and/or against product liability, loss or damage, in the manner of a reasonably prudent businessman. PEM agrees that, subject to the terms of this Commissioning and Training Agreement, it shall be solely responsible for the hiring, compensation, termination and all other matters relating to any persons, companies or corporations employed by PEM, for any reason whatsoever, and shall indemnify NEWCO against any injuries, actions or proceedings arising from the employment of such persons and/or companies or any liabilities to the Workers Compensation Board resulting from the employment of such persons and/or companies. PEM shall indemnify NEWCO, its agents, servants and employees against all claims, losses and/or expenses, including reasonable attorney's fees, arising out of performance of PEM's business, that are caused in whole or in part by PEM's negligent acts or omissions, or the negligent acts or omissions of anyone including subcontractors or agents employed by PEM for whose acts PEM is or may be liable.


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
9.          TERM  AND  TERMINATION
            -----------------------

9.1          Commencement Date.  This Commissioning and Training shall be deemed
             ----------------
to have come into effect on the Effective Date of this Agreement. The obligations of the parties to this Commissioning and Training Agreement will be suspended until substantial completion of construction of the Plant.

9.2          Duration.  Unless  sooner  terminated  according to this Section 9,
            ---------
this Commissioning and Training Agreement shall remain in force for the period of time necessary to allow PEM to perform its obligations hereunder.

9.3          Termination  by  NEWCO.  Newco  may  immediately  terminate  this
            ----------------------
Commissioning and Training Agreement by providing notice in writing to PEM upon the occurrence of the following events:

          (a) upon the dissolution or liquidation of PEM or the insolvency or bankruptcy of PEM provided such bankruptcy or insolvency shall continue for a period of 30 days; or

          (b) upon any material default by PEM of the provisions hereof provided that 30 days advance written notice of default shall have been given to PEM and provided further that if within such 30 day period PEM has not taken all reasonable steps to cure or remedy such default. PEM shall not be deemed to be in default as long as such reasonable steps continue subject to the curing of such defaults within 90 days of the original default notice.

9.4 Termination by PEM. PEM may only terminate this Commissioning and Training Agreement upon the commission of a material breach of this Commissioning and Training Agreement by NEWCO and having given NEWCO 30 days advance written notice of such material breach, and only if NEWCO takes no reasonable steps after receipt of such notice to cure the breach during the 30 day notice period.

9.5          Results of Termination.  Upon the termination of this Commissioning
            -----------------------
and  Training  Agreement,  howsoever  occasioned  the  following  shall  occur:


          (a)  all  rights  granted  by  NEWCO  to  PEM  shall   immediately  be
               relinquished by PEM;

          (b) any indebtedness of NEWCO to PEM or to any associated company shall become due and payable as at the date of termination of this Commissioning and Training Agreement;


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          (c)  PEM shall  deliver to NEWCO or other entity  designated by NEWCO, all information relating to the Process and the Equipment which was provided by NEWCO to PEM; and

          Upon termination by NEWCO without cause:

          (d) NEWCO shall pay to PEM amount equivalent to 15% of PEM's anticipated return for the remainder of the term, the length of such term to be determined according to Section 9.2 of this Agreement calculated from the date of Termination by NEWCO, such anticipated return to be determined by agreement between the parties.

9.6          Continuing  Obligations.  The termination of this Commissioning and
             ------------------------
Training Agreement, howsoever occasioned, shall be without prejudice to any rights or obligations which shall have accrued prior to such termination and shall not terminate or diminish the binding force or effect of any of the provisions of this Commissioning and Training Agreement which are expressly or by implication provided to come into force upon or continue in force after such termination, including but not limited to all obligations to pay any monies owing at the time of termination and all provisions relating to confidentiality.

9.7          No  Liability.  Neither  party shall be liable to the other for any
             -------------
compensation, loss or damage arising from the termination of this Commissioning and Training Agreement in accordance with its terms.

10.          FORCE  MAJEURE
             --------------

10.1          Obligations  Suspended.  If  the  parties  fail  to  meet  their
               ---------------------
respective obligations hereunder within the time prescribed, and such failure is caused or materially contributed to by force majeure such failure shall be deemed not to be a breach of the obligations of such party but such party shall use its best efforts to put itself in a position to carry out its obligations hereunder and the time for performance of obligations hereunder shall be extended for the length of time that the force majeure continues. For the purposes of this Commissioning and Training Agreement, force majeure shall mean any act of God, strike, lock-out or other industrial disturbance, sabotage, or blockades, insurrections, riots, epidemics, lightning, earthquakes, floods, storms, fires, washouts, nuclear and radiation activity or fallout, arrests and restraints of rules and people, civil disturbances, explosion, breakage or accident to machinery or stoppage thereof for necessary maintenance or repairs, inability to obtain labor, enumerated or otherwise not within the control of such party, and which by the exercise of due diligence such party could not have prevented. Lack of funds on the part of such party or parties shall be deemed not to be a force majeure.

11.          GENERAL  PROVISIONS
             -------------------

11.1          Law  of  Ontario.  This Commissioning and Training Agreement shall
              ----------------
be governed and interpreted in accordance with the laws of the Province of Ontario and the parties agree to submit all disputes arising hereunder to the courts of the Province of Ontario.


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11.2          Entire  Agreement.  This  Commissioning  and  Training  Agreement
              -----------------
constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Commissioning and Training Agreement or the subject matter hereof except as specifically set forth herein.

11.3          Amendments.  No  erasure  of  or  addition  to any portion of this
              ----------
Commissioning and Training Agreement except filling in of blank spaces and lines shall be binding upon the parties unless it is in writing signed by duly authorized officers of both parties.

11.4          No  Waiver.  No  failure  or  delay  on  the  part of any party in
              ----------
exercising any power or right under this Agreement will operate as a waiver of such power or right. No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

11.5          Severability.  It  is  intended that all of the provisions of this
              ------------
Commissioning and Training Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is held to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever in any jurisdiction, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Commissioning and Training Agreement. The remainder of this Commissioning and Training Agreement will not be affected by the severance and will remain in full force and effect.

11.6          Notice.  Any  notice  required or permitted to be given under this
              ------
Commissioning and Training Agreement shall be in writing and may be given by any means reasonably calculated to reach the other party, including, without limiting the generality of the foregoing, hand delivery (whether by courier or otherwise), telegram, cablegram, telefax or prepaid mail addressed to such party at its address as set forth on page one of this Commissioning and Training Agreement. Such notice if given by hand delivery shall be deemed to be received on the day delivered, if given by telegram, telefax, or cablegram shall be deemed to have been received on the day following dispatch thereof and notice given as aforesaid by prepaid mail shall be deemed to have been received five
(5) days after the mailing thereof. Either party may by notice in writing given as herein provided change its address for notice hereunder and such address as so changed shall be deemed to be the address of such party for the purposes of notice hereunder.


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     Without  limiting  the  generality of the foregoing notice may be given to:

              Hamilton  Bio  Conversion  Inc.
              2380  Brampton  Street,  Hamilton  Ontario  L8E  5V9
              Attention:  The  President

              Planet  Earth  Management  Inc.
              54  Mill  Street  West
              Milverton,  Ontario  N0K  1M0

              Attention:  The  President

              Telephone:     (519)  595-4933
              Facsimile:     (519)  595-8770

11.7          Headings.  The  headings  in  this  Commissioning  and  Training
              --------
Agreement are inserted for convenience of reference only and are not intended to be used as an aid to the interpretation of the provisions hereof.

11.8          No  Agency.  PEM  agrees  that  it  is not and shall not represent
              ----------
itself to be an agent of NEWCO or any Affiliate company for any purpose and shall not incur any obligations nor make any promise or representation on behalf of the same, and further agrees to ensure that its agents do not incur any such obligations or make any such promises or representations.

11.9          Independent  Contractors.  This  Commissioning  and  Training
              -------------------------
Agreement does not in any way create an employer/employee relationship between NEWCO or any Affiliate company and PEM and/or PEM's employees.

11.10          Assignment.  PEM  or  NEWCO  may  assign the whole or any part of
               ----------
this  Commissioning  and  Training  Agreement  without  restriction.


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11.11          Enurement.  This  Commissioning  and  Training Agreement shall be
               ---------
binding upon and shall enure to the benefit of the respective parties hereto and their successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have executed this Commissioning and Training Agreement on the day and year first above written.

PLANET  EARTH  MANAGEMENT  INC.

Per:  /S/  Perry  Smith
      ----------------------------
     Authorized  Signatory

HAMILTON  BIO  CONVERSION  INC.

Per:  /S/  Edwin  Kroeker
      ----------------------------
     Authorized  Signatory


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